EXHIBIT 6

CERTIFICATION
REQUIRED BY RULE 13a-14(b) OR RULE 15d-14(b) AND
SECTION 1350 OF CHAPTER 63 OF TITLE 18 OF THE UNITED STATES CODE

Rio Narcea Gold Mines, Ltd. (the “registrant”) is filing its annual report on Form 40-F for the fiscal year ended December 31, 2003 (the “Report”) with the United States Securities and Exchange Commission.

I, Alberto Lavandeira, President and Chief Executive Officer of the registrant, certify, pursuant to 18 U.S.C. section 1350, as enacted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Dated: May 7th, 2004

  /s/ Alberto Lavandeira

Alberto Lavandeira
President and Chief Executive Officer

CERTIFICATION
REQUIRED BY RULE 13a-14(b) OR RULE 15d-14(b) AND
SECTION 1350 OF CHAPTER 63 OF TITLE 18 OF THE UNITED STATES CODE

Rio Narcea Gold Mines, Ltd. (the “registrant”) is filing its annual report on Form 40-F for the fiscal year ended December 31, 2003 (the “Report”) with the United States Securities and Exchange Commission.

I, Omar Gomez, Chief Financial Officer of the registrant, certify, pursuant to 18 U.S.C. section 1350, as enacted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Dated: May 7th, 2004

 /s/ Omar Gomez

Omar Gomez
Chief Financial Officer